[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

FIRST amendment

to

Loan and security agreement

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of June, 2024, by and between Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“Bank”) and OLEMA PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”).

Recitals

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 5, 2023 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) add a new 2024 Term Loan and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.
Amendments to Loan Agreement.
2.1.
Section 1.1 (Term Loan). Section 1.1(a) of the Loan Agreement is amended in its entirety and replaced with the following:

“ (a) Availability. Subject to the terms and conditions of this Agreement, upon Borrower’s request, during Draw Period A, Bank shall make term loan advances in an amount not exceeding the Term A Loan Availability Amount (each such advance is referred to herein as a “Term A Loan Advance” and, collectively, as the “Term A Loan Advances”). Subject to the terms and conditions of this Agreement, upon Borrower’s request, during Draw Period B, Bank shall make term loan advances in an amount not exceeding the Term B Loan Availability

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amount (each such advance is referred to herein as a “Term B Loan Advance” and, collectively, as the “Term B Loan Advances”). Subject to the terms and conditions of this Agreement, upon Borrower’s request, during Draw Period C, Bank shall make term loan advances in an amount not exceeding the Term C Loan Availability Amount (each such advance is referred to herein as a “Term C Loan Advance” and, collectively, as the “Term C Loan Advances”). The Term A Loan Advances, the Term B Loan Advances, and the Term C Loan Advances are each referred to herein as a “Term Loan Advance” and, collectively, as the “Term Loan Advances”. Borrower may request Term Loan Advances as set forth on Schedule I hereto.”

2.2.
Section 5.7(a) (Accounts). Section 5.7(a) is amended in its entirety and replaced with the following:

“ (a) Maintain (i) at least one (1) operating account at Bank and (ii) account balances in the name of Borrower at Bank which represent at least 50.0% (excluding the account balance maintained in the Permitted JPM Operating Account) of the Dollar value of Borrower’s, its Subsidiaries, and any Guarantor’s cash, wherever located (the “Account Threshold”). So long as Borrower is in compliance with the Account Threshold, Borrower shall be permitted to maintain accounts with financial institutions other than Bank (individually, a “Permitted Account” and collectively, the “Permitted Accounts”), provided that each Permitted Account shall be subject to a Control Agreement in favor of Bank pursuant to the terms of Section 5.7(c). In addition to the foregoing, Borrower shall at all times have unrestricted cash in accounts maintained in the name of Borrower with Bank and Bank’s Affiliates, in an amount equal to the lesser of (i) one hundred percent (100.0%) of the Dollar value of all account balances of Borrower, its Subsidiaries, and any Guarantor, wherever located, and (ii) one hundred ten percent (110.0%) of the outstanding Obligations of Borrower to Bank (the “Account Threshold”).”

2.3.
Section 5.15 (Cash Collateralization). The Loan Agreement is amended by inserting the following new Section 5.15 to appear immediately following Section 5.14 thereof:

“ 5.15 Cash Collateralization. If, at any time, the outstanding Obligations with respect to the Term Loan Advances exceeds $25,000,000.00, then Borrower shall maintain, during such time, Liquidity in an amount of at least $100,000,000.00 (the “Required Liquidity Amount”). If, at any time during which Borrower is required to maintain the Required Liquidity Amount, Borrower fails to maintain the Required Liquidity Amount (which failure in and of itself is not a Default or an Event of Default) (the “Trigger Event”), Borrower shall promptly (and in any event, within three (3) Business Days) deposit into the SVB Operating Account, unrestricted and unencumbered (other than Liens in favor of Bank arising under the Loan Documents) cash in an amount greater than or equal to the amount of all outstanding Obligations with respect to the Term Loan Advances in excess of $25,000,000.00 (the “Cash Collateralized Amount”), to secure such outstanding

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Obligations (a “Cash Collateralization”) (and the failure to so deposit the Cash Collateralized Amount into the SVB Operating Account within three (3) Business Days shall be an Event of Default). Borrower hereby authorizes and directs Bank to transfer to the Collateral Money Market Account an amount equal to the Cash Collateralized Amount at any time after the occurrence of the Trigger Event and (i) after Borrower deposits the Cash Collateralized Amount into the SVB Operating Account or (ii) if Borrower fails to effect a Cash Collateralization as required under this Section 5.15. If, at any time following the occurrence of a Trigger Event, (x) the outstanding Obligations with respect to the Term Loan Advances are less than or equal to $25,000,000.00 or (y) the Borrower maintains the Required Liquidity Amount, Bank shall promptly (and in any event, within three (3) Business Days) transfer all amounts then on deposit in the Collateral Money Market Account to an unrestricted operating account in the name of Borrower maintained at Bank.”

2.4.
Section 12.2 (Definitions). The following terms and their respective definitions appearing in Section 12.2 are hereby amended in their entirety and replaced with the following:

“ “Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Perfection Certificate, the Cash Pledge Agreement, any Control Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, landlord waivers and consents, bailee waivers and consents, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Bank in connection with this Agreement or Bank Services, all as amended, restated, or otherwise modified in accordance with the terms thereof.”

“ “Prepayment Fee” shall be an additional fee, payable to Bank, with respect to each Term Loan Advance, in an amount equal to:

(a) for a prepayment of the Term Loan Advances made on or prior to the first (1st) anniversary of the First Amendment Effective Date, 3.0% of the then-outstanding principal amount of the Term Loan Advances being prepaid immediately prior to the date of such prepayment;

(b) for a prepayment of the Term Loan Advances made after the first (1st) anniversary of the First Amendment Effective Date, but on or prior to the second (2nd) anniversary of the First Amendment Effective Date, 2.0% of the then-outstanding principal amount of the Term Loan Advances being prepaid immediately prior to the date of such prepayment; and

(c) for a prepayment of the Term Loan Advances made after the second (2nd) anniversary of the First Amendment Effective Date, but prior to the Term Loan Maturity Date, 1.00% of the then-outstanding principal amount of the Term Loan Advances immediately prior to the date of such prepayment.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Notwithstanding the foregoing, provided no Event of Default has occurred and is continuing, the Prepayment Fee shall be waived by Bank, if Bank closes on the refinance and redocumentation of the Term Loan Advances (in its sole and absolute discretion) prior to the Term Loan Maturity Date.”

2.5.
Section 12.2 (Definitions). The following new terms and their respective definitions are hereby inserted to appear alphabetically in Section 12.2 thereof:

“ “Cash Collateralization” is defined in Section 5.15.”

“ “Cash Collateralized Amount” is defined in Section 5.15.”

“ “Cash Pledge Agreement” is that certain Bank Services Cash Pledge Agreement dated as of the First Amendment Effective Date executed by Borrower in favor of Bank.”

“ “Collateral Money Market Account” means a segregated collateral money market account of Borrower maintained with Bank, which is subject to the Cash Pledge Agreement.”

“ “Draw Period C” is set forth on Schedule I hereto.”

“ “First Amendment Effective Date” is June 28, 2024.”

“ “Liquidity” means unrestricted and unencumbered (other than Liens in favor of Bank arising under the Loan Documents) cash and Cash Equivalents in accounts in the name of Borrower maintained with Bank or Bank’s Affiliates or maintained with financial institutions other than Bank which are subject to a Control Agreement in favor of Bank.”

“ “Required Liquidity Amount” is defined in Section 5.15.”

“ “SVB Operating Account” is Borrower’s account ending in 523 maintained at Bank.”

“ “Term C Loan Advance” and “Term C Loan Advances” are each defined in Section 1.1(a) hereof.”

“ “Term C Loan Availability Amount” is set forth on Schedule I hereto.”

“ “Trigger Event” is defined in Section 5.15.”

2.6.
Schedule I (Loan Terms). Schedule I to the Loan Agreement is amended in its entirety and replaced with the Schedule I appearing on Schedule 1 attached hereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2.7.
Exhibit A (Compliance Statement). The Compliance Statement appearing on Schedule 2 hereto is hereby inserted to appear as Exhibit A to the Loan Agreement.
3.
Limitation of Amendments.
3.1.
The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.
Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1.
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2.
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3.
The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7.
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendment (the “Updated Perfection Certificate”) dated as of the date hereof, which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of September 5, 2023. Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.
6.
Post-Closing Condition.
6.1.
Within 10 Business Days after the First Amendment Effective Date, Borrower shall deliver to Bank, a Certificate of Good Standing/Foreign Qualification from the Commonwealth of Massachusetts in form and substance satisfactory to Bank.
6.2.
Within 30 days after the First Amendment Effective Date, Borrower shall deliver to Bank, each in form and substance satisfactory to Bank, evidence satisfactory to Bank that the insurance policies and endorsements required by Section 5.5 of the Loan Agreement are in full force and effect, together with appropriate evidence showing lender loss payable and additional insured clauses or endorsements in favor of Bank.
7.
Fees and Expenses. Borrower shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment.
8.
Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles.
9.
Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
10.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

11.
Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK	BORROWER
First-Citizens Bank & Trust Company By: /s/ Peter Sletteland Name: Peter Sletteland Title: Managing Director	OLEMA PHARMACEUTICALS, INC. By: /s/ Shane Kovacs Name: Shane Kovacs Title: Chief Operating and Financial Officer

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 1

SCHEDULE I

LSA PROVISIONS

LSA Section	LSA Provision
1.1(a) – Term Loan – Availability	Each Term Loan Advance must be in an amount equal to at least $5,000,000.00. After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.
1.1(b) – Term Loan – Repayment

Commencing on August 1, 2026 and continuing on each Payment Date thereafter, Borrower shall repay each Term Loan Advance in (i) 24 consecutive equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 1.2(b)(i).

1.2(a) – Interest Payments – Term Loan Advances

Interest on the principal amount of each Term Loan Advance is payable in arrears monthly (A) on each Payment Date commencing on the first Payment Date following the Funding Date of each such Term Loan Advance, (B) on the date of any prepayment and (C) on the Term Loan Maturity Date.

1.2(b)(i) – Interest Rate – Term Loan Advances

The outstanding principal amount of any Term Loan Advance shall accrue interest at a floating rate per annum equal to the greater of (1) 8.0% and (2) the Prime Rate, which interest shall be payable in accordance with Section 1.2(a).

1.2(e) – Interest Computation	Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year.
12.2 – “Draw Period A”	“Draw Period A” is the period commencing as of the Effective Date and ending on June 30, 2025.
12.2 – “Draw Period B”	“Draw Period B” is the period commencing upon the occurrence of the Term B Milestone Event and ending on July 31, 2026.
12.2 – “Draw Period C”	“Draw Period C” is the period commencing upon the occurrence of the Term C Milestone Event and ending on July 31, 2026.
12.2 – “Effective Date”	“Effective Date” is September 5, 2023.
12.2 – “Payment Date”	“Payment Date” is the first (1st) calendar day of each month.
12.2 – “Prime Rate”

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of California (such Bank announced Prime Rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero percent (0.0%) per annum, such rate shall be deemed to be zero percent (0.0%) per annum for purposes of this Agreement.

12.2 – “Term A Loan Availability Amount”	“Term A Loan Availability Amount” is an aggregate principal amount equal to $25,000,000.00.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

12.2 – “Term B Loan Availability Amount”	“Term B Loan Availability Amount” is an aggregate principal amount equal to $25,000,000.00.
12.2 – “Term B Milestone Event”

“Term B Milestone Event” means Borrower has delivered to Bank, on or prior to July 31, 2026, evidence satisfactory to Bank in its sole and absolute discretion, that Borrower has obtained the resources necessary to execute a proposed first-line pivotal Phase 3 clinical trial of palazestrant in combination with ribociclib [ * ].

12.2 – “Term C Loan Availability Amount”	“Term C Loan Availability Amount” is an aggregate principal amount equal to $50,000,000.00.
12.2 – “Term C Milestone Event”

“Term C Milestone Event” occurs if and when (if ever), at any time prior to July 31, 2026, Bank confirms in writing that: (a) Borrower has requested and Bank has made all available Term A Loan Advances and Term B Loan Advances, (b) Bank has received all necessary internal and credit approvals to make the Term C Loan Advances in an amount not to exceed the Term C Availability Amount, (c) no Event of Default exists at the time the initial Term C Loan Advance is requested or would exist as a result of the initial Term C Loan Advance, and (d) Bank has provided written approval in its sole discretion that the initial Term C Loan Advance shall occur.

12.2 – “Term Loan Maturity Date”	“Term Loan Maturity Date” is July 1, 2028.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 2

EXHIBIT A

COMPLIANCE STATEMENT

TO: Silicon Valley Bank, a division of First-Citizens Bank & Trust Company Date:

FROM: OLEMA PHARMACEUTICALS, INC.

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Compliance Statement	Monthly within 30 days (except for the months ending March 31, June 30, September 30, and December 31)	Yes No
Quarterly Compliance Statement	Q1, Q2, and Q3 within 45 days	Yes No
10-Q Report	Within 45 days of Q1, Q2, and Q3	Yes No
10-K Report and Annual financial statements (CPA Audited)	FYE within 90 days	Yes No
Board approved projections	FYE within 30 days and as amended/updated	Yes No
Filed 10-Q, 10-K and 8-K	Within 10 days after filing with SEC	Yes No

Section 5.7(a) (Operating Accounts):

a)
Account balances in the name of Borrower at Bank and Bank’s Affiliates: $__________
b)
Dollar Equivalent value of Borrower’s, its Subsidiaries’ and any Guarantor’s cash, wherever located: $__________
c)
Outstanding Obligations under the Agreement: $_________
d)
Is Line A at least 110% of Line C:
a.
Yes, in compliance: ________
b.
No, not in compliance: _________
e)
If not in compliance with Line D: is Line A equal to Line B?
a.
Yes, in compliance: ________
b.
No, not in compliance: _________
f)
If in compliance with Line D, is Line A greater than or equal to 50% (excluding the account balance maintained in the Permitted JPM Operating Account)of Line B

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

a.
Yes, in compliance: _______
b.
No, not in compliance: ________

5.15 Cash Collateralization:

a)
Outstandings: Obligations with respect to the Term Loan Advances equals: $__________ (if greater than $25,000,000, proceed to (B) and (C) below)
b)
Liquidity: Unrestricted and unencumbered (other than Liens in favor of Bank arising under the Loan Documents) cash and Cash Equivalents in accounts in the name of Borrower maintained with Bank or Bank’s Affiliates or maintained with financial institutions other than Bank which are subject to a Control Agreement in favor of Bank: $__________
c)
Cash Collateralization: Is Line B less than $100,000,000.00:
a.
No, no Trigger Event or Cash Collateralization requirement: _______
b.
Yes, Trigger Event has occurred, and Cash Collateralization is required: ________

The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

-----------------------------------------------------------------------------------------------------------------------------------------------

The following bank account information set forth on Schedule 1 attached hereto is true and correct as of the date of this Compliance Statement:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 1

BANK ACCOUNT REPORT

Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, supplemented and/or restated from time to time, the “Agreement”), Borrower confirms that the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower, Subsidiary, or Guarantor, as applicable.

Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

SUBSIDIARY Name/Address
1
2
3
4
5
6
7

Guarantor Name/Address
1
2
3
4
5
6
7